UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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305 College Road East
Princeton, New Jersey 08540

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Advaxis, Inc. to be held on Tuesday, September 27, 2011 at 10:00 a.m., Eastern Daylight Time, at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540.

The following pages include a formal notice of the meeting, the proxy statement and a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2010. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Advaxis, Inc.

Sincerely,

Thomas A. Moore
Chairman and Chief Executive Officer

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) will be held at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540, on September 27, 2011, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
2.	To consider and vote upon a proposal to ratify and approve our 2011 Omnibus Incentive Plan.
3.	To consider and vote upon a proposal to ratify and approve our 2011 Employee Stock Purchase Plan.
4.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2011.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders owning shares of the Company’s common stock at the close of business on August 12, 2011 are entitled to receive notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Mark J. Rosenblum
Chief Financial Officer and Secretary

Princeton, New Jersey
August 29, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 27, 2011.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL
YEAR ENDED OCTOBER 31, 2010 ARE AVAILABLE AT
WWW.PROXYVOTE.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

i

ADVAXIS, INC.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2011

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”). Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2010, which we refer to as fiscal 2010, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about August 29, 2011.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About The Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, September 27, 2011.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the D&R Greenway Land Trust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Mark J. Rosenblum at (609) 452-9813.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

•	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
•	To ratify and approve our 2011 Omnibus Incentive Plan (the “2011 Omnibus Incentive Plan”);
•	To ratify and approve our 2011 Employee Stock Purchase Plan (the “2011 Employee Stock Purchase Plan”); and
•	To ratify the selection of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending October 31, 2011, which we refer to as fiscal 2011.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board;
•	“FOR” the ratification and approval of the 2011 Omnibus Incentive Plan;
•	“FOR” the ratification and approval of the 2011 Employee Stock Purchase Plan; and
•	“FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2011.

Information About The Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, August 12, 2011, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 240,041,432 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

•	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.
•	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

How do I vote?

You may either vote “FOR” all the nominees to the Board or you may withhold your vote for all nominees or for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

•	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	Beneficial Owner: Shares Registered in the Name of Broker, Bank, Custodian or Other Nominee. If you are a beneficial owner of shares registered in the name of your broker, bank, custodian or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, custodian or other nominee. Follow the instructions from your broker, bank, custodian or other nominee included with these proxy materials, or contact your broker, bank, custodian or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;
•	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, Chief Financial Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or
•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and withheld votes, and, with respect to proposals other than the election of directors, “AGAINST” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as “AGAINST” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by a broker, bank, custodian or other nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other proposals. Please note that last year the rules regarding how brokers may vote your shares changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares. In the event that a broker, bank, custodian or other nominee that is a holder of record of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes. Shares represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.
•	To be approved, Proposal No. 2, the ratification and approval of the 2011 Omnibus Incentive Plan, Proposal No. 3, the ratification and approval of the 2011 Employee Stock Purchase Plan and Proposal No. 4, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2011, must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 240,041,432 shares outstanding and entitled to vote. Thus, 80,013,811 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date, will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Additional Information

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Mark J. Rosenblum, Chief Financial Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by Telephone: (609) 452-9813 or by Fax: (609) 452-9818.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be fixed by action of the directors. The Board has recommended for this Annual Meeting that the number of directors be fixed at five and has nominated five persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” below.

Unless otherwise instructed, the persons named in the proxy will vote to elect the five nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than five directors.

Biographical Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of August 12, 2011, is set forth below:

Name	Age	Position
Thomas A. Moore	60	Chief Executive Officer and Chairman of the Board
James Patton, MD	53	Director
Roni A. Appel	43	Director
Thomas McKearn, MD, Ph.D.	61	Director
Richard Berman	68	Director

Thomas A. Moore.  Mr. Moore joined our Board as an independent director in September 2006. Effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer. He is currently also a director of MD Offices, an electronic medical records provider, and Opt-e-scrip, Inc., which markets a clinical system to compare multiple drugs in the same patient. He also serves as Chairman of the board of directors of Mayan Pigments, Inc., which has developed and patented Mayan pigment technology. Previously, from June 2002 to June 2004 Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues. From 1996 to November 2000 he was President and Chief Executive Officer of Nelson Communications. Prior to 1996, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and Group Vice President of the Procter & Gamble Company. Mr. Moore is a graduate of Princeton University. Mr. Moore’s extensive business, managerial, executive and leadership experience in the healthcare industry make him particularly qualified to serve on our Board.

Mr. Moore is subject to a five year injunction, which came about because of a civil action captioned Securities & Exchange Commission v. Biopure Corp. et al., No. 05-11853-PBS (D. Mass.), filed on September 14, 2005, which alleged that Mr. Moore made and approved misleading public statements about the status of FDA regulatory proceedings concerning a product manufactured by his former employer, Biopure Corp. Mr. Moore vigorously defended the action. On December 11, 2006, the Securities and Exchange Commission (“SEC”) and Mr. Moore jointly sought a continuance of all proceedings based upon a tentative agreement in principle to settle the SEC action. The SEC’s Commissioners approved the terms of the settlement, and the court formally adopted the settlement.

Dr. James P. Patton.  Dr. Patton has served as a member of the Board since February 2002, as Chairman of the Board from November 2004 until December 31, 2005 and as our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which provides management services for radiation oncology care to four sites. Dr. Patton has been a trustee of Dundee Wealth US, a mutual fund family since October 2006. In addition, he was the President of Comprehensive Oncology Care, LLC since 1999, a company which owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies makes Dr. Patton particularly qualified to serve as our director.

Roni A. Appel.  Mr. Appel has served as a member of the Board since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998 he was an attorney and completed his MBA at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Dr. Thomas J. McKearn.  Dr. McKearn has served as a member of the Board since July 2002. He brings more than 25 years of experience in the translation of biotechnology science into oncology products. First as one of the founders of Cytogen Corporation, then as an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb and now as the VP, Strategic Clinical Affairs at Agennix, Inc. (formerly GPC-Biotech), he has worked at bringing the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products particularly qualify him to serve as our director

Richard J. Berman.  Mr. Berman has served as a member of the Board since September 1, 2005. Mr. Berman’s business career spans over 35 years of venture capital, senior management and merger & acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, Mr. Berman was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In June 2011, he became chairman of the International Corporation for Project Finance LLC, a leading private infrastructure finance company involved in over $10 billion of projects. Mr. Berman is currently a director of four public companies: Broadcaster, Inc., Easylink Services International, Inc., Advaxis, Inc., and Neostem, Inc. From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Prior to 1998, Mr. Berman worked at Goldman Sachs and was Senior Vice President of Bankers Trust Company. Mr. Berman is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publically held companies and his directorships in other life science companies qualify him to serve as our director.

The Board recommends that stockholders vote “FOR” electing the five nominees listed above.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Board held 4 meetings in fiscal 2010. Each director attended 75% or more of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he is a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees.

Committee Name	Members	Number of Meetings in Fiscal 2010	Principal Functions
Audit Committee	R. Berman J. Patton (Chairman)	4	The Audit Committee is responsible for the following:
			• recommending the engagement of auditors to the full Board;
			• reviewing the results of the audit engagement with the independent registered public accounting firm;
			• identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;
			• reviewing the adequacy, scope, and results of the internal accounting controls and procedures;
			• reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and
			• reviewing the auditors’ fees.
Compensation Committee	R. Berman (Chairman) T. McKearn	3	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.
Nominating and Corporate Governance	R. Berman (Chairman) T. Moore	0	The functions of the Nominating and Corporate Governance Committee include the following:
			• identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;
			• advising the Board with respect to matters of board composition, procedures and committees;

Committee Name	Members	Number of Meetings in Fiscal 2010	Principal Functions

   •

developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

• overseeing the annual evaluation of the Board and our management.

Director Independence

In accordance with the disclosure requirements of the SEC, and since the Over-The-Counter Bulletin Board, which we refer to as the OTC Bulletin Board, does not have its own rules for director independence, we have adopted the NASDAQ listing standards for independence effective April 2010. Although we are not presently listed on any national securities exchange, each of our directors, other than Mr. Thomas A. Moore and Mr. Roni Appel, is independent in accordance with the definition set forth in the NASDAQ rules. Each current member of the Audit Committee and Compensation Committee is an independent director under the NASDAQ standards. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of the Board is currently composed of two directors, both of whom satisfy the independence standards for Audit Committee members under the NASDAQ rules (although our securities are not listed on the NASDAQ stock market but are quoted on the OTC Bulletin Board). The Audit Committee operates under a written charter, which is available to stockholders on our website. For fiscal 2010, the Audit Committee was composed of Mr. Berman and Dr. Patton, with Mr. Berman serving as the audit committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act. The Board has determined that the Audit Committee financial expert is independent as defined in (i) Rule 10A-3(b)(i)(ii) under the Exchange Act and (ii) Rule 5605(c)(2)(A) of the NASDAQ rules (although our securities are not listed on the NASDAQ but are quoted on the OTC Bulletin Board).

Compensation Committee

The Compensation Committee currently consists of Mr. Berman and Dr. McKearn. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. In determining the compensation of our officers, the Compensation Committee receives guidance from the Radford Global Life Sciences Survey that provides compensation information for the region in which we operate (Northeast U.S.) and for companies with less than 50 employees. The Compensation Committee operates under a written charter, which is available to stockholders on our website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Berman and Mr. Moore. The Nominating and Corporate Governance Committee operates under a written charter, which is available to stockholders on our website. The Nominating and Corporate Governance Committee did not meet in fiscal 2010.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. You may recommend director nominees for consideration by the Nominating and

Corporate Governance Committee by writing to the Nominating and Corporate Governance, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board, and should include the following information for each person you are recommending or nominating for election as a director:

•	The name, age, business address and residence address of the person;
•	The principal occupation or employment of the person;
•	The number of shares of our common stock which the person owns beneficially or of record; and
•	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, your notice must include the following information about you:

•	Your name and record address;
•	The number of shares of our common stock that you owns beneficially or of record;
•	A description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;
•	A representation that you intend to appear in person or by proxy at the annual meeting to nominate the person or persons named in your notice; and
•	Any other information about you that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by the Board or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on the Board and the needs of the Board as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Board Leadership Structure

Thomas A. Moore has been the Chairman of the Board and our Chief Executive Officer since December 15, 2006. We believe that having one person, particularly Mr. Moore with his wealth of industry and executive management experience, his extensive knowledge of the operations of our and his own history of innovation and strategic thinking, serve as both Chief Executive Officer and Chairman is the best leadership structure for us because it demonstrates to our employees, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. This unity of leadership promotes strategy development and execution, timely decision-making and effective management of our resources. We do not have a lead independent director. We believe that we are well-served by this structure.

As described above, three of our five directors are independent. In addition, all of the directors on each of the Audit Committee and Compensation Committee, and one of the two directors on the Nominating and Corporate Governance Committee, are independent directors. The committee chairs set the agendas for their committees and report to the full Board on their work. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chairman and Chief Executive Officer and Mr. Appel bring company-specific experience and expertise.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Chairman and Chief Executive Officer’s extensive knowledge of us uniquely qualifies him to lead the Board in assessing risks. The Board believes that its work and the work of the Chairman and Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms received by us during fiscal 2010 and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, executive officer or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

On September 22, 2008, we entered into a note purchase agreement with our Chief Executive Officer, Thomas A. Moore, which we refer to as the Moore Note Purchase Agreement, pursuant to which we agreed to sell to Mr. Moore, from time to time, one or more senior promissory notes, which we refer to as the Moore Notes. On June 15, 2009, we amended the terms of the Moore Notes to increase the amounts available from $800,000 to $950,000 and to change the maturity date of the Moore Notes from June 15, 2009 to the earlier of January 1, 2010 or our next equity financing resulting in gross proceeds to us of at least $6.0 million. On February 15, 2010, we agreed to amend the terms of the Moore Notes such that (i) Mr. Moore had the option to elect to receive accumulated interest thereon on or after March 17, 2010 (which amounted to approximately $130,000), (ii) we were to begin to make monthly installment payments of $100,000 on the outstanding principal amount on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least $6.0 million and (iii) we will retain $200,000 of the repayment amount for investment in our next equity financing. In May 2010, we issued 1,176,471 shares of common stock to Mr. Moore (based on a price of $0.17 per share) in satisfaction of $200,000 of Moore Notes.

In connection with a loan made by Mr. Moore to us in the amount of $230,000, we agreed to further amend and restate the terms of the Moore Notes on March 17, 2011 to increase the principal amount due by $230,000. Under the terms of the amended and restated Moore Notes: (i) the maturity date is the earlier of (x) the date of consummation of an equity financing by us in an amount of $6.0 million or more and (y) the occurrence of any event of default as defined in the Moore Notes, (ii) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after April 15, 2011 (which we expect will amount to approximately $91,000), (iii) we will make monthly installment payments of $100,000 on the outstanding principal amount beginning on June 15, 2011, and (iv) we may retain, at the option of Mr. Moore,

$200,000 of the repayment amount for investment in our next equity financing. As of August 12, 2011, approximately $673,000 in principal amount of Moore Notes were outstanding and payable to Mr. Moore.

The Moore Notes bear interest at a rate of 12% per annum, compounded quarterly, and may be prepaid in whole or in part at our option without penalty at any time prior to maturity. In consideration of Mr. Moore’s original agreement to purchase the Moore Notes, we agreed that concurrently with an equity financing resulting in gross proceeds to us of at least $6.0 million, we will issue to Mr. Moore a warrant to purchase our common stock, which will entitle Mr. Moore to purchase a number of shares of our common stock equal to one share per $1.00 invested by Mr. Moore in the purchase of the Moore Notes. The terms of these warrants were subsequently modified by our board of directors based on the terms of the senior bridge financing increasing the number of shares underlying the warrant from one share per $1.00 invested to two and one-half shares. The terms of these warrants were further modified by our board of directors to increase the number of shares underlying the warrant from two and one-half shares per $1.00 invested to three shares. The final terms are anticipated to contain the same terms and conditions as warrants issued to investors in the subsequent financing (which are currently exercisable at $0.15 per share).

In an effort to reduce the number of the warrants outstanding from our October 17, 2007 private placement, we have entered into exchange agreements with certain of the holders of such warrants, including Mr. Moore, pursuant to which such holders received shares of our common stock and/or additional warrants in amounts that were determined in such negotiations. As of August 29, 2011, we have exchanged October 2007 warrants to purchase 28,511,126 shares of our common stock in return for 5,840,748 shares of our common stock and warrants to purchase an additional 18,770,810 shares of our common stock (which number of new warrants includes the warrants issued to Mr. Moore described below). The new warrants issued pursuant to the exchanges are identical to the October 2007 warrants, except that such warrants do not contain any economic anti-dilution adjustment rights. On August 29, 2011, Mr. Moore entered into an exchange agreement, pursuant to which he received a new warrant to purchase 7,674,512 shares of our common stock in exchange for (i) surrendering an October 2007 warrant to purchase 2,666,667 shares of our common stock and (ii) amending the Moore Note Purchase Agreement to terminate his right to receive warrants in connection with an equity financing, including the equity financing we completed in May 2011, which otherwise would have permitted Mr. Moore to receive a warrant to purchase 4,118,956 shares of our common stock.

OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 12, 2011 of:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following August 12, 2011.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 240,041,432 shares of common stock outstanding as of August 12, 2011, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares of our Common Stock Beneficially Owned	Percentage of Class Beneficially Owned
Thomas A. Moore	12,326,051 (1)	4.99%
Roni A. Appel	6,931,225 (2)	2.9%
Richard Berman	1,509,315 (3)	*%
Dr. James Patton	3,357,830 (4)	1.4%
Dr. Thomas McKearn	1,026,054 (5)	*
Dr. John Rothman	4,317,949 (6)	1.8%
Mark J. Rosenblum	666,666 (7)	*%
All Current Directors and Executive Officers as a Group (7 people)	30,135,090 (8)	11.7%

*	Less than 1%.
(1)	Represents 5,352,171 issued shares of our common stock, options to purchase 4,900,000 shares of our common stock and warrants to purchase 2,073,880 shares of our common stock exercisable within 60 days. However, it excludes warrants to purchase 4,482,887 shares of our common stock, limited by a 4.99% beneficial ownership provision in the warrants that would prohibit him from exercising any of such warrants to the extent that upon such exercise he, together with his affiliates, would beneficially own more than 4.99% of the total number of shares of our common stock then issued and outstanding (unless Mr. Moore provides us with 61 days’ notice of the holders waiver of such provisions).
(2)	Represents 4,130,134 issued shares of our common stock, options to purchase 2,729,091 shares of our common stock exercisable within 60 days and 72,000 shares of our common stock earned but not yet issued.
(3)	Represents options to purchase 900,001 shares of our common stock exercisable within 60 days and 609,314 shares of our common stock earned but not yet issued.
(4)	Represents 2,820,576 issued shares of our common stock, options to purchase 423,254 shares of our common stock exercisable within 60 days and 114,000 shares earned but not yet issued.
(5)	Represents 179,290 issued shares of our common stock, options to purchase 732,764 shares of our common stock exercisable within 60 days and 114,000 shares of our common stock earned but not yet issued.
(6)	Represents 275,775 issued shares of our common stock, options to purchase 2,560,000 shares of our common stock exercisable within 60 days and 1,482,174 shares of our common stock earned but not yet issued.
(7)	Represents options to purchase 666,666 shares of our common stock exercisable within 60 days.
(8)	Represents an aggregate of 12,757,946 shares of our common stock, options to purchase 12,911,776 shares of our common stock exercisable within 60 days, warrants to purchase 2,073,880 shares of our common stock exercisable within 60 days, and 2,391,488 shares of our common stock earned but not yet issued

Executive Officers

The following table provides information on our executive officers. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal.

Name	Age	Position
Thomas A. Moore	60	Chief Executive Officer and Chairman of the Board
John Rothman, Ph.D.	63	Executive Vice President of Clinical and Scientific Operations
Mark J. Rosenblum	58	Chief Financial Officer, Senior Vice President and Secretary

Thomas A. Moore.  Mr. Moore joined our Board in September 2006, and effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer. His business experience is summarized on page 5 and the employment agreement under which he serves as an officer is summarized on pages 15 and 16.

John Rothman, Ph.D.  Dr. Rothman joined Advaxis in March 2005 as Vice President of Clinical Development and as of December 12, 2008 he was appointed to Executive Vice President of Clinical and Scientific Operations. From 2002 to 2005, Dr. Rothman was Vice President and Chief Technology Officer of Princeton Technology Partners. Prior to that he was involved in the development of the first interferon at Schering Inc., was director of a variety of clinical development sections at Hoffman LaRoche, and the Senior Director of Clinical Data Management at Roche. While at Roche his work in Kaposi’s sarcoma became the clinical basis for the first filed BLA which involved the treatment of AIDS patients with interferon. Dr. Rothman completed his doctorate at City University of Los Angeles. His employment agreement is summarized on page 16.

Mark J. Rosenblum.  Mr. Rosenblum joined Advaxis in January 2010 as our Chief Financial Officer, Senior Vice President and Secretary. Mr. Rosenblum was the Chief Financial Officer of HemobioTech, Inc., a public company primarily engaged in the commercialization of human blood substitute technology licensed from Texas Tech University, from April 1, 2005 until December 31, 2009. From August 1985 through June 2003, Mr. Rosenblum was employed by Wellman, Inc., a public chemical manufacturing company. Between 1996 and 2003, Mr. Rosenblum was the Chief Accounting Officer, Vice President and Controller at Wellman, Inc. Mr. Rosenblum holds both Masters in Accountancy and a B.S. degree from the University of South Carolina. Mr. Rosenblum is a certified public accountant. His employment arrangement is summarized on page 17.

COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal years ended October 31, 2010 and 2009. These individuals are referred to in this proxy statement as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2010 and 2009, we have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award(s)(1)		Option Award(s)(1)	All Other Compensation		Total
Thomas A. Moore, CEO and Chairman	2010	$350,000	$—	$135,000	(7)	$224,800	$142,174	(3)	$851,974
	2009	350,000	—	71,250	(7)	223,500	17,582	(2)	662,332

Dr. John Rothman, Executive VP of Science & Operations	2010	250,000	50,000	30,000	(4)	252,900	29,451	(5)	612,351
	2009	250,000	—	30,000	(4)	156,450	23,797	(5)	460,247

Mark J. Rosenblum Chief Financial Officer	2010	225,000	—			263,980	8,494	(6)	368,374
	2009	—	—	—		—	—		—

(1)	The amounts shown in this column represent the fair value on grant date in accordance with ASC 718 using the assumptions described under Stock Compensation in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010.
(2)	Based on our cost of Mr. Moore’s coverage for health care.
(3)	Based on our cost of Mr. Moore’s coverage for health care and interest received for the Moore Notes.
(4)	Represents $30,000 of base salary paid in shares of our common stock in lieu of cash, based on the average monthly stock price.
(5)	Based on our cost of his coverage for health care and the 401K company match he received.
(6)	Based on our cost of his coverage for health care.
(7)	For 2010, represents 750,000 shares of our common stock granted to Mr. Moore based on the financial raise milestone in his employment agreement valued at the market close price on June 29, 2010. For 2009, represents 750,000 shares of the Company’s common stock granted to him based on the financial raise milestone in his employment agreement valued at the market close price on April 4, 2008.

Discussion of Summary Compensation Table

We are party to an employment agreement with each of our named executive officers who is presently employed by us, other than Mr. Rosenblum. Each employment agreement sets forth the terms of that officer’s employment, including among other things, salary, bonus, non-equity incentive plan and other compensation, and its material terms are described below. In fiscal 2009 and fiscal 2010, we granted stock options to our named executive officers to purchase shares of our common stock and issued stock to our Chief Executive Officer. The material terms of these grants are also described below.

Moore Employment Agreement and Option Agreements.  We are party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provides that he will serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years. For so long as Mr. Moore is employed by us, Mr. Moore is also entitled to nominate one additional person to serve on our board of directors. Following the initial term of employment, the agreement was renewed for a one year term, and is automatically renewable for additional successive one year terms, subject to our right and Mr. Moore’s right not to renew the agreement upon at least 90 days’ written notice prior to the expiration of any one year term.

Under the terms of the agreement, Mr. Moore was entitled to receive a base salary of $250,000 per year, subject to increase to $350,000 per year upon our successful raise of at least $4.0 million (which condition was satisfied on November 1, 2007) and subject to annual review for increases by our board of directors in its sole discretion. The agreement also provides that Mr. Moore is entitled to receive family health insurance at no cost to him. Mr. Moore’s employment agreement does not provide for the payment of a bonus.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issued on November 1, 2007 upon our successful raise of $4.0 million and 750,000 shares were issued on June 29, 2010 upon our successful raise of an additional $6.0 million (which condition was satisfied in January 2010). In addition, on December 15, 2006, we granted Mr. Moore options to purchase 2,400,000 shares of our common stock. Each option is exercisable at $0.143 per share (which was equal to the closing sale price of our common stock on December 15, 2006) and expires on December 15, 2016. The options vested in 24 equal monthly installments. On July 21, 2009, we granted Mr. Moore options to purchase 2,500,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, one-third of these options vested on the first anniversary of the grant and the remaining one-third vested on the second anniversary of the grant. On October 14, 2010, we granted Mr. Moore options to purchase 2,000,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date.

We have also agreed to grant Mr. Moore options to purchase an additional 1,500,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than $0.40 for 40 consecutive business days. Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the company which is a change of control or a sale of the company while Mr. Moore is employed. In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances. In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

Rothman Employment Agreement and Option Agreements.  We previously entered into an employment agreement with Dr. Rothman, Ph.D., dated as of March 7, 2005, that provided that he would serve as our Vice President of Clinical Development for an initial term of one year. Dr. Rothman’s current salary is $305,000, consisting of $275,000 in cash and $30,000 in stock, payable in our common stock, based on the average monthly closing stock price. While the employment agreement has expired and has not been formally renewed in accordance with the agreement, Dr. Rothman remains employed by us and is currently our Executive V.P. of Clinical and Scientific Operations.

In addition, on March 1, 2005, we granted Dr. Rothman options to purchase 360,000 shares of our common stock. Each option is exercisable at $0.287 per share (which was equal to the closing sale price of our common stock on March 1, 2005) and expires on March 1, 2015. All of these options have vested. On March 29, 2006, we granted Dr. Rothman options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.26 per share (which was equal to the closing sale price of our common stock on March 29, 2006) and expires on March 29, 2016. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. On February 15, 2007, we granted Dr. Rothman options to purchase 300,000 shares of our common stock. Each option is exercisable at $0.165 per share (which was equal to the closing sale price of our common stock on February 15, 2007) and expires on February 15, 2017. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. Pursuant to the terms of the 2005 plan, at least 75% of Dr. Rothman’s options will be vested upon a merger of the company which is a change of control or a sale of the company while Dr. Rothman is employed, unless the administrator of the plan otherwise allows for all options to become vested. On July 21, 2009, we granted Mr. Rothman options to purchase 1,750,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, one-third of these options vested on the first anniversary of the grant and the remaining one-third vested on the second anniversary of the grant. On October 14, 2010, we granted Dr. Rothman options to purchase 2,250,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date.

Dr. Rothman has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 18 months thereafter under certain circumstances. In addition, Dr. Rothman is subject to a non-solicitation provision for 18 months after termination of his employment.

Rosenblum Compensation.  Mr. Rosenblum serves as our Chief Financial Officer, Senior Vice President and Secretary. His current salary is $250,000 per annum, with a discretionary bonus of up to 30% of his base compensation awarded annually in March beginning in 2011. While an employment agreement has not been formally entered into, Mr. Rosenblum remains employed by us.

In addition, on January 5, 2010 Mr. Rosenblum was granted options to purchase 1,000,000 shares of the our common stock with an exercise price equal to $0.128. One third of these options vested on the date of grant, one third vested on January 5, 2011, and one third vests on the second anniversary of the date of grant. On October 14, 2010, we granted Mr. Rosenblum options to purchase 1,200,000 shares of our common stock. Each option is exercisable at $0.15 per share. These options vest over a three year period beginning one year from the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2010.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas A. Moore	1,666,667	833,333	(1)	—	0.100	7/21/19	—	$—	—	—
	2,400,000	—		—	0.143	12/15/16	—	—	—	—
		2,000,000	(2)		0.15	10/14/20
Dr. John Rothman	1,166,667	583,333	(3)	—	0.100	7/21/19	—	—	—	—
	360,000	—		—	0.287	3/1/15	—	—	—	—
	150,000	—		—	0.260	3/29/16	—	—	—	—
	281,250	18,750	(4)	—	0.165	2/15/17	—	—	—	—
		2,250,000	(5)		0.15	10/14/20
Mark J. Rosenblum	666,666	333,334	(6)		0.1291	1/05/20
		1,200,000	(7)		0.15	10/14/20

(1)	Of these options, approximately 833,333 became exercisable on July 21, 2009, approximately 833,333 became exercisable on July 21, 2010 and approximately 833,333 became exercisable on July 21, 2011.
(2)	Of these options, approximately 666,666 will become exercisable on October 14, 2011, approximately 666,667 will become exercisable on October 14, 2012 and approximately 666,667 will become exercisable on October 14, 2013.
(3)	Of these options, approximately 583,333 became exercisable on July 21, 2009, approximately 583,333 became exercisable on July 21, 2010 and approximately 583,333 became exercisable on July 21, 2011.
(4)	Of these options, 75,000 became exercisable on February 15, 2008, 18,750 became exercisable in each quarter from the quarter ended April 30, 2008 through the quarter ended October 31, 2010, and 18,750 became exercisable February 15, 2011.
(5)	Of these options, 750,000 will become exercisable on October 14, 2011, 750,000 will become exercisable on October 14, 2012 and 750,000 will become exercisable on October 14, 2013.
(6)	Of these options, 333,333 became exercisable on January 5, 2010, 333,333 became exercisable on January 5, 2011 and 333,334 will become exercisable on January 5, 2012.
(7)	Of these options, 400,000 will become exercisable on October 14, 2011, 400,000 will become exercisable on October 14, 2012 and 400,000 will become exercisable on October 14, 2013.

Director Compensation

All of our non-employee directors earn a combination of cash compensation and awards of shares of our common stock. Each non-employee director (other than Mr. Berman) earns 6,000 shares of our common stock per quarter. Additionally, each non-employee director earns $2,000 for each board meeting attended in person and $750 for each telephonic board meeting. In addition, each member of a committee of the Board earns $2,000 per meeting attended in person held on days other than board meeting days and $750 for each telephonic committee meeting. In addition, Mr. Berman, earns $2,000 a month in shares of our common stock based on the average closing price of our common stock for the preceding month. The non-employee director compensation that was earned for the twelve months ended October 31, 2010 was not paid or issued. Our employee director does not receive any compensation for his services as a director.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2010. As none of our non-employee directors received non-equity incentive plan compensation or nonqualified deferred compensation earnings during fiscal 2010, we have omitted those columns from the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All other Compensation ($)	Total ($)
Roni A. Appel	$5,500	$4,020 (2)	$28,100 (3)	—	$37,620
Dr. James P. Patton	9,000	4,020 (2)	28,100 (3)	—	41,120
Dr. Thomas J. McKearn	3,500	4,020 (2)	44,960 (4)	—	52,480
Richard J. Berman	7,750	24,000 (5)	44,960 (4)	—	76,710

(1)	The amounts shown in this column represent the fair value on grant date in accordance with ASC 718 using the assumptions described under Stock Compensation in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010.
(2)	Represents the grant date fair value of 6,000 shares of our common stock a quarter earned (but not paid or issued) if the member attends at least 75% of the meetings annually.
(3)	Based on the grant date fair value ($0.1124) of 250,000 options granted on October 14, 2010.
(4)	Based on the grant date fair value ($0.1124) of 400,000 options granted on October 14, 2010.
(5)	Based on $24,000 of compensation in the form of shares of our common stock earned but not issued to date.

2004 Stock Option Plan

In November 2004, our board of directors adopted and our stockholders approved the 2004 Stock Option Plan, which we refer to as the 2004 plan. The 2004 plan provides for the grant of options to purchase up to 2,381,525 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors and consultants. As of July 31 2011, all options to purchase shares of our common stock have been granted under the 2004 plan.

The 2004 plan is administered by “disinterested members” of our board of directors or the compensation committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our board of directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option to the extent vested at termination, unless otherwise determined by our board of directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2004 plan within ten years from the effective date of the 2004 plan. The effective date of the 2004 plan was November 12, 2004. Subject to a number of exceptions, holders of incentive stock options granted under the 2004 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2004 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2004 plan.

No further awards may be made under the 2004 plan after the date on which the 2011 Omnibus Incentive Plan is approved by the shareholders of the Company.

2005 Stock Option Plan

In June 2006 our board of directors adopted, and on June 6, 2006 our stockholders approved, the 2005 Stock Option Plan, which we refer to as the 2005 plan.

The 2005 plan provides for the grant of options to purchase up to 5,600,000 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees. As of July 31, 2011, all options to purchase shares of our common stock have been granted under the 2005 plan.

The 2005 plan is administered by “disinterested members” of our board of directors or the compensation committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of our common stock subject to a non-qualified option may be established by our board of directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

Except when agreed to by our board of directors or the administrator of the 2005 plan, no stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option, unless otherwise determined by our board of directors. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2005 plan within ten years from the effective date of the 2005 plan. The effective date of the 2005 plan was January 1, 2005. Subject to a number of exceptions, holders of incentive stock options granted under the 2005 plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2005 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2005 plan.

No further awards may be made under the 2005 plan after the date on which the 2011 Omnibus Incentive Plan is approved by the shareholders of the Company.

2009 Stock Option Plan

Our board of directors adopted the 2009 Stock Option Plan effective July 21, 2009, and recommended that it be submitted to our shareholders for their approval at the next annual meeting. On April 23, 2010, our board of directors approved and adopted, and on June 1, 2010 our stockholders approved, the amended and restated 2009 Stock Option Plan, which we refer to as the 2009 plan. An aggregate of 20,000,000 shares of our common stock (subject to adjustment by the compensation committee) are reserved for issuance upon the exercise of options granted under the 2009 plan. As of July 31, 2011, options to purchase 358,101 shares of our common stock are available for grant under the 2009 plan.

The 2009 plan is to be administered by the compensation committee of our board of directors; provided, however, that except as otherwise expressly provided in the 2009 plan, our board of directors may exercise any power or authority granted to the compensation committee under the 2009 plan. Subject to the terms of the 2009 plan, the compensation committee is authorized to select eligible persons to receive options, determine the type, number and other terms and conditions of, and all other matters relating to, options, prescribe option agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2009 plan, construe and interpret the 2009 plan and option agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the compensation committee may deem necessary or advisable for the administration of the 2009 plan.

The maximum number of shares of common stock to which options may be granted to any one individual under the 2009 plan is 6,000,000 (subject to adjustment by the compensation committee). The shares acquired upon exercise of options granted under the 2009 plan will be authorized and issued shares of our common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 2009 plan. If any option granted under the 2009 plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 2009 plan.

The persons eligible to receive awards under the 2009 plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity. An employee on leave of absence may be considered as still in our or a related entity’s employ for purposes of eligibility for participation in the 2009 plan. All options granted under the 2009 plan must be evidenced by a written agreement. The agreement will contain such terms and conditions as the compensation committee shall prescribe, consistent with the 2009 plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the options granted. For any option granted under the 2009 plan, the exercise price per share of common stock may be any price determined by the compensation committee;

however, the exercise price per share of any incentive stock option may not be less than the fair market value of the common stock on the date such incentive stock option is granted.

The compensation committee may permit the exercise price of an option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the compensation committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the option is exercised.

No incentive stock option, and unless the prior written consent of our compensation committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the 2009 plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.

The expiration date of an option under the 2009 plan will be determined by our compensation committee at the time of grant, but in no event may such an option be exercisable after 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time in installments, as determined by our compensation committee. Our compensation committee may in its sole discretion accelerate the date on which any option may be exercised. Each outstanding option granted under the 2009 plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of us, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

Unless otherwise provided in the option agreement, the unexercised portion of any option granted under the 2009 plan shall automatically be terminated (a) three months after the date on which the optionee’s employment is terminated for any reason other than (i) cause (as defined in the 2009 plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment for cause; (c) one year after the date on which the optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment is terminated by reason of optionee’s death, or if later, three months after the date of optionee’s death if death occurs during the one year period following the termination of the optionee’s employment by reason of mental or physical disability.

Unless earlier terminated by our board, the 2009 plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2009 plan, (b) termination of the 2009 plan by our board, or (c) the tenth anniversary of the effective date of the 2009 plan. Options outstanding upon expiration of the 2009 plan shall remain in effect until they have been exercised or terminated, or have expired.

No further awards may be made under the 2009 plan after the date on which the 2011 Omnibus Incentive Plan is approved by the shareholders of the Company.

2011 Omnibus Incentive Plan

For a discussion of our 2011 Omnibus Incentive Plan please see the section entitled “Proposal No. 2 Ratification and Approval of our 2011 Omnibus Incentive Plan” beginning on page 23 of this proxy statement.

2011 Employee Stock Purchase Plan

For a discussion of our 2011 Employee Stock Purchase Plan please see the section entitled “Proposal No. 3 Ratification and Approval of our 2011 Employee Stock Purchase Plan” beginning on page 31 of this proxy statement.

Equity Compensation Plan Information

The following table provides information regarding the status of our existing equity compensation plans at October 31, 2010:

Plan category	Number of shares of common stock to be issued on exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the previous columns)
Equity compensation plans approved by security holders	27,317,424		$0.16	358,101
Equity compensation plans not approved by security holders	—	$
Total	27,317,424		$0.16	358,101

PROPOSAL NO. 2

RATIFICATION AND APPROVAL OF OUR
2011 OMNIBUS INCENTIVE PLAN

Background and Purpose

On August 22, 2011, the Board adopted the Advaxis, Inc. 2011 Omnibus Incentive Plan, which we refer to as the 2011 Plan, and recommended that it be submitted to the Company’s shareholders for their approval at the next annual meeting.

The purpose of the 2011 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to as Related Entities, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. An additional primary purpose of the 2011 Plan is to help facilitate “pay for performance” incentives that the Compensation Committee and the Board may determine to initiate from time to time.

The effective date of the 2011 Plan is August 22, 2011. As of the date of this proxy statement, no awards have been granted under the 2011 Plan.

Shareholder approval of the 2011 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) for the 2011 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on a national securities exchange.

The following is a summary of certain principal features of the 2011 Plan. This summary is qualified in its entirety by reference to the complete text of the 2011 Plan. Shareholders are urged to read the actual text of the 2011 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per Person Limitations

Under the 2011 Plan, the total number of shares of Common Stock of the Company reserved and available for delivery under the 2011 Plan (“Awards”) at any time during the term of the 2011 Plan shall be equal to Twenty Million (20,000,000). The foregoing limit shall be increased by the number of shares of Common Stock with respect to which Awards previously granted under the 2011 Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an Award to pay the exercise price or any tax withholding requirements. Awards issued in substitution for awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2011 Plan.

No awards may be made under the Prior Plans (as defined in the 2011 Plan) after the date on which the shareholders of the Company approve the 2011 Plan.

The 2011 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 4,000,000 shares of Common Stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 4,000,000 shares of Common Stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $2,500,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $2,000,000 multiplied by the number of full 12 month periods that are in the performance period.

The Committee (as defined below) is authorized to adjust the limitations described in the three preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive Awards under the 2011 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity on a full-time basis. The foregoing notwithstanding, only full-time employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be eligible for purposes of receiving any incentive stock options (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2011 Plan.

As of August 12, 2011, there were approximately 18 officers, directors, employees, consultants and other persons eligible to participate in the 2011 Plan. Because the 2011 Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate in the 2011 Plan and the benefits that will be provided to the participants cannot be determined at this time.

Administration

The 2011 Plan is to be administered by a committee designated by the Board consisting of not less than two directors (the “Committee”), provided, however, that except as otherwise expressly provided in the 2011 Plan, the Board may exercise any power or authority granted to the Committee under the 2011 Plan. Subject to the terms of the 2011 Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant), and the rules and regulations for the administration of the 2011 Plan, construe and interpret the 2011 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Plan.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee, provided that such exercise or grant price shall not be less than 100% of the fair market value of a share on the date of grant. In the case of an ISO, the exercise price per share (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted. For purposes of the 2011 Plan, the term “fair market value” means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the options and stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2011 Plan to be paid in cash, shares, other Awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant who is granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive shares of Common Stock or cash equal to the fair market value of the specified number of shares of Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 2011 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period are determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Committee. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that these provisions of the 2011 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for awards under the 2011 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) direct contribution; (6) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (7) return on net assets, investment, capital, or equity; (8) economic value added; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a share of Common Stock. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2011 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2011 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2011 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2011 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2011 Plan or the Committee’s authority to grant Awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Plan which might increase the cost of the 2011 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2011 Plan will terminate at the earliest of (a) such time as no shares of Common Stock remain available for issuance under the 2011 Plan, (b) termination of the 2011 Plan by the Board, or (c) the tenth anniversary of the effective date of the 2011 Plan. Awards outstanding upon expiration of the 2011 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2011 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2011 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2011 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2011 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2011 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights (“SARs”)

The Company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2011 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2011 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2011 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the options to be granted under the 2011 Omnibus Incentive Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options. We intend that any Option agreement that will govern awards subject to Section 409A will comply with these new rules.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 RELATING TO THE RATIFICATION AND APPROVAL OF THE ADVAXIS, INC. 2011 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION AND APPROVAL OF OUR
2011 EMPLOYEE STOCK PURCHASE PLAN

Background and Purpose

On August 22, 2011, our Board adopted the Advaxis, Inc. 2011 Employee Stock Purchase Plan, which we refer to as the ESPP, authorizing the issuance of shares of our common stock. The ESPP becomes effective November 1, 2011 provided that it receives shareholder approval at the Annual Meeting.

The ESPP is designed to qualify as an employee stock purchase plan under Section 423 of the Code. Shareholder approval for the ESPP is required in order to comply with the requirements of Section 423 of the Code.

The following is a summary of the material provisions of the ESPP, a copy of which is attached as Annex B to this proxy statement. You are urged to read the full text of the ESPP. At the annual meeting, our shareholders will be asked to approve the ESPP.

The purpose of the ESPP is to provide an incentive for our employees, and the employees of our subsidiaries that are designated by our Board as eligible, to purchase our common stock and acquire a proprietary interest in the Company. Approximately 10 of our approximately 13 employees as of August 12, 2011 are eligible to participate in the ESPP.

Administration of the ESPP

The Compensation Committee of our Board will administer the ESPP. The ESPP vests the Compensation Committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP; however, our Board of Directors may exercise that authority in lieu of the Compensation Committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act.

Participation in the ESPP

Employees of the Company or any of its subsidiaries that have been designated by our Board as eligible to participate in the ESPP are eligible to become participants if they have been employed by the Company or any of its subsidiaries for six months and are scheduled to work at least 20 hours per week and more than five months per calendar year. Individuals who have satisfied those requirements on or before November 1, 2011 will be eligible to participate in the ESPP effective November 1, 2011. Individuals who satisfy these requirements after November 1, 2011, would be eligible to become participants on the February 1, May 1, August 1, or November 1, as the case may be, immediately following their completion of these eligibility requirements. These eligible employees may become participants in the ESPP by completing an enrollment agreement and filing it with us.

Offerings under the ESPP

The ESPP generally is implemented through a series of 24-month-long offering periods, beginning on November 1 and ending on the October 31 that is 24 months later. Shares of our common stock are available for purchase under the ESPP on periodic exercise dates within each offering period. Exercise dates are the last business days in January, April, July and October during each offering period. On the first business day of each offering period (or if later, the first day within the offering period on which a participant becomes eligible to participate), a participant is granted the option to purchase shares of our common stock on the exercise dates within that offering period.

If the share price is ever lower on an exercise date than it was on the first business day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next February 1, May 1, August 1 or November 1, as the case may be, and extends for a new 24-month-long period ending on January 31, April 30, July 31 or October 31, as the case may be.

No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy our common stock that accrues at a rate that exceeds $25,000 (based on the fair market value of our common stock on the date the option is granted) for each calendar year in which such option is outstanding at any time. Finally, no participant may purchase more than 166,666 shares of our common stock on any one exercise date.

Payroll Deductions

The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates. All payroll deductions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

Exercise Price

The exercise price per share at which shares are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or, (ii) 85% of the fair market value of a share of our common stock on the exercise date. For purposes of the ESPP, the fair market value of a share of our common stock on a given date shall be determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the term fair market value is defined to mean the ratio of the value traded (the price of a share of our common stock multiplied by number of shares of common stock traded) to total volume traded over the 10-day period ending on the valuation date. Participants pay the exercise price through accumulated payroll deductions over the offering period.

Withdrawal from the ESPP

A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to us. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP.

A participant’s withdrawal is effective as soon as administratively practicable after we receive the notice of withdrawal. All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal. We cease making payroll deductions for a participant’s account as soon as administratively practicable after receipt of the participant’s notice of withdrawal, and we refund any accumulated payroll deductions which are not used to purchase stock under the ESPP.

After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the next entry date that is at least six months after his or her date of withdrawal. In order to rejoin the ESPP, a former participant must submit a new enrollment agreement.

Restrictions on Transfer; No Shareholder Rights

No contributions to or option granted under the ESPP is assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the ESPP. During the lifetime of a participant, an option is exercisable only by the participant. A participant does not have any interest or voting rights in shares covered by his or her option until the option has been exercised.

Duration, Termination, and Amendment of the ESPP

The ESPP will terminate following the last exercise date before 10th anniversary of effective date, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, our Board of Directors may terminate the ESPP earlier. The Board or the Compensation Committee may amend the ESPP at any time, provided that no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, we will obtain shareholder approval of any such amendment.

Shares Reserved under the ESPP

5,000,000 shares of our common stock are reserved for issuance under the ESPP. That amount will be increased each year by the lowest of (i) 500,000 shares, (ii) one percent of all shares of common stock outstanding at the end of the previous year, or (iii) an amount determined by the board. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

Effect of Certain Corporate Events

The ESPP provides for appropriate adjustment of the number of shares of common stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

In the event of a merger or a sale of all or substantially all of our assets, each option under the ESPP will be assumed or an equivalent option will be substituted by the successor corporation, unless the Compensation Committee accelerates the date on which the options may be exercised. In the event of our dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of such proposed action, unless the Compensation Committee determines otherwise.

New Plan Benefits

We are not able to determine the dollar value and number of any additional plan benefits which will be received by or allocated to any of our executive officers, our current executive officers, as a group, or employees who are not executive officers, as a group, because participation in the ESPP and the rate of withholding is voluntary and determined by each eligible person in his or her sole discretion. The adoption of the ESPP will not result in any new benefits to the current directors who are not employees, as a group, including nominees for election as a director, because those persons are not eligible to participate in the ESPP.

Federal Income Tax Effects

Options granted under the ESPP are intended to qualify for favorable federal income tax treatment to our employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis and the exercise of an option will not be a taxable event to a participant. When a participant sells shares of common stock purchased under the ESPP, such sale would be taxable as follows:

If a participant disposes of shares purchased under the ESPP two years or more after the date of the beginning of the offering period in which the shares were acquired (or, if later, the first day of the exercise period within the offering period in which the participant first becomes eligible to participate), and more than one year after the shares were purchased, the participant would recognize as ordinary income the lesser of (i) the excess of the fair market value of the shares on the date of sale over the price paid, or (ii) the discount of the fair market value of the shares at the beginning of the offering period. Additionally, the participant would recognize a long-term capital gain or loss, within the meaning of the Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus any amount taxed as ordinary compensation income; or

if a participant disposes of shares purchased under the ESPP within two years after the date of the beginning of the offering period during which the shares were acquired (or, if later, the first day of the exercise period within the offering period in which the participant first becomes eligible to participate), or within one year after the shares were purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss, within the meaning of the Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus the amount taxed as ordinary compensation income. If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss.

The Company will not receive an income tax deduction upon either the grant of the option or a participant’s exercise of the option, but generally does receive a deduction equal to the ordinary compensation income that the participant is required to recognize as a result of the disposition of the shares if the participant disposes of the shares within two years after the date of the beginning of the offering period during which the shares were acquired, or within one year after the shares are purchased. Under current law, no withholding of income tax or FICA tax is required.

On August 26, 2011, the last trading day prior to the printing and mailing of this proxy statement, the last reported sale price per share of our common stock on the OTCBB was $0.13.

Approval of the ESPP requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 RELATING TO THE RATIFICATION AND APPROVAL OF THE ADVAXIS, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected McGladrey & Pullen, LLP to act as our independent registered public accountants for fiscal 2011. McGladrey & Pullen have served as our accountants since October 31, 2007. During the last fiscal year, McGladrey & Pullen was engaged to conduct quarterly reviews of the Company; to conduct an audit of our financial statements for fiscal 2010; and to prepare our federal and state tax returns for fiscal 2010. Representatives of McGladrey & Pullen are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

The persons named in the enclosed proxy will vote to ratify the selection of McGladrey & Pullen as our independent registered public accountants for fiscal 2011, unless otherwise directed by the stockholders. Stockholder ratification of McGladrey & Pullen as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of McGladrey & Pullen to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of McGladrey & Pullen as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4 RELATING TO THE RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2011.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, McGladrey & Pullen, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2010, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman
James P Patton

Disclosure of Principal Accountant Fees and Services

McGladrey & Pullen, LLP (“M&P”) have billed or anticipate billing us as follows for the year ended October 31, 2010 and 2009.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated.

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees – McGladrey and Pullen LLP	$103,708	$94,500
Audit Related Fees – McGladrey and Pullen LLP	23,668	10,000
Tax Fees – RSM McGladrey, Inc.(1)	12,000	13,000
Total	$139,376	$117,500

(1)	Consists of professional services rendered by a company aligned without principal accountant for tax compliance and tax advice.

Audit Fees:  The Company recorded fees of $103,708 and $94,500, respectively, in connection with its audit of the Company’s financial statements for the fiscal years ended October 31, 2010 and 2009 and its review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended January 31, April 30, and July 31.

Audit-Related Fees:  The Company recorded fees of $23,668 and $10,000, respectively, in connection with audit-related services for the fiscal year ended October 31, 2010 and 2009, primarily for review of comments to the Securities and Exchange Commission in its review of securities registration documents and the Company’s replies and for assistance with private placement memorandums and other document reviews.

Tax Fees:  The Company recorded fees of $12,000 and $13,000, respectively, in connection with tax fees for the fiscal year ended October 31, 2010 and 2009, primarily due to RSM McGladrey, Inc. amending and preparing the Company’s tax returns. The Company engaged RSM McGladrey, Inc. to amend and prepare the Company’s 2009 tax returns and amend years 2008, and 2007.

All Other Fees:  No fees were classified outside the recorded Audit, Audit Related and Tax fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

DEADLINE FOR RECEIPT OF 2012 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2012 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than April 28, 2012; provided, however, that in the event that we hold our 2012 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2011 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
305 College Road East
Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2012 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2012 annual meeting of stockholders, must be received in writing at our corporate offices no later than July 12, 2012 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Mark J. Rosenblum, Chief Financial Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 452-9813. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

ANNEX A

ADVAXIS, INC.
2011 OMNIBUS INCENTIVE PLAN

1.  Purpose.  The purpose of this 2011 OMNIBUS INCENTIVE PLAN (the “Plan”) is to assist ADVAXIS, INC. (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2.  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)  “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)  “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)  “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)  “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)  “Board” means the Company’s Board of Directors.

(f)  “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(g)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h)  “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(i)  “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity on a full-time basis.

(j)  “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence,

(ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(k)  “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(l)  “Director” means a member of the Board.

(m)  “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n)  “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(o)  “Effective Date” means the effective date of the Plan, which shall be August 22, 2011.

(p)  “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q)  “Employee” means any person, including an officer or Director, who is a full-time employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s)  “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t)  “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(u)  “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(v)  “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(w)  “Listing Market” means any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Market.

(x)  “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y)  “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z)  “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(aa)  “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(bb)  “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(cc)  “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(dd)  “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ee)  “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff)  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(gg)  “Prior Plans” means the Advaxis, Inc. 2004 Stock Option Plan, the Advaxis, Inc. 2005 Stock Option Plan and the Advaxis, Inc. Amended and Restated 2009 Stock Option Plan.

(hh)  “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ii)  “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(jj)  “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk)  “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll)  “Restricted Stock Units” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(mm)  “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(nn)  “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)  “Shareholder Approval Date” means the date on which this Plan is approved by the shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) (if applicable) and 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(pp)  “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq)  “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr)  “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss)  “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.  Administration.

(a)  Authority of the Committee.  The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b)  Manner of Exercise of Committee Authority.  The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to

Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)  Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.  Shares Subject to Plan.

(a)  Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be Twenty Million (20,000,000). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)  Application of Limitation to Grants of Awards.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)  Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)  If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan.

(ii)  In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)  Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iv)  Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)  Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be Twenty Million (20,000,000) Shares.

(d)  No Further Awards Under Prior Plans.  In light of the adoption of this Plan, no further awards shall be made under the Prior Plans after the Shareholder Approval Date.

5.  Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than Four Million (4,000,000) Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than Four Million (4,000,000) Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) Two Million Five Hundred Thousand Dollars ($2,500,000) with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, Two Million Dollars ($2,000,000) multiplied by the number of full 12 month periods that are in the Performance Period.

6.  Specific Terms of Awards.

(a)  General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of New York law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)  Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)  Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii)  Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)  Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)  the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)  Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii)  Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)  Tandem Stock Appreciation Rights.  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)  Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)  Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)  Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)  Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)  Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)  Restricted Stock Unit Award.  The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)  Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii)  Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)  Dividend Equivalents.  Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f)  Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)  Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h)  Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)  Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.  Certain Provisions Applicable to Awards.

(a)  Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in compliance with Section 409A of the Code.

(b)  Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)  Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)  Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)  Code Section 409A.

(i)  The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)  If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)  Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)  The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)  Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)  In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)  Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8.  Code Section 162(m) Provisions.

(a)  Covered Employees.  Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b)  Performance Criteria.  If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c)  Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d)  Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e)  Committee Certification.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9.  Change in Control.

(a)  Effect of “Change in Control.”  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)  Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)  Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)  With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)  Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance or as is provided in any employment or other agreement between the Participant and the Company or any Related Entity, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on the substantially same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof.

(b)  Definition of “Change in Control”.  A “Change in Control” shall mean the occurrence of any of the following:

(i)  The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) below; or

(ii)  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iii)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.  General Provisions.

(a)  Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)  Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)  Adjustments.

(i)  Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)  Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)  Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d)  Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)  Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f)  Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other

Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)  Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)  Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)  Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)  Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of New York without giving effect to principles of conflict of laws, and applicable federal law.

(k)  Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)  Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan,

(b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

ANNEX B

ADVAXIS, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN

1.  Purpose.  The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

2.  Definitions.

(a)  “Applicable Percentage” means, with respect to each Offering Period, eighty-five percent (85%), unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.

(d)  “Committee” means the committee appointed by the Board to administer the Plan as described in Section 15 of the Plan or, if no such Committee is appointed, the Board.

(e)  “Common Stock” means the Company’s common stock, par value $0.001 per share.

(f)  “Company” means Advaxis, Inc., a Delaware corporation.

(g)  “Compensation” means, with respect to each Participant for each pay period, the full base salary and overtime paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) bonuses or commissions, (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any amounts paid as a starting bonus or finder’s fee, (v) any amounts realized from the exercise of any stock options or incentive awards, (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (vii) other similar forms of extraordinary compensation.

(h)  “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(i)  “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(j)  “Employee” means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five months in any calendar year, and has completed at least six (6) months of employment with the Company or any Subsidiary.

(k)  “Entry Date” means the first day of each Exercise Period.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Exercise Date” means the last Trading Day ending on or before each January 31, April 30, July 31 and October 31.

(n)  “Exercise Period” means, for any Offering Period, each period commencing on the Offering Date and on the first Trading Day after each Exercise Date, and terminating on the immediately following Exercise Date.

(o)  “Exercise Price” means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 7(b).

(p)  “Fair Market Value” means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(c).

(q)  “First Offering Date” means November 1, 2011.

(r)  “Offering Date” means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3(b) after the first Trading Day of an Offering Period, the term “Offering Date” shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different Exercise Price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.

(s)  “Offering Period” means, subject to adjustment as provided in Section 4(b) or 4(c), (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on October 31, 2013, and (ii) with respect to each Offering Period thereafter, the period beginning on the November 1 immediately following the end of the previous Offering Period and ending on the October 31 which is 24 months thereafter.

(t)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

(u)  “Participant” means an Employee automatically enrolled in the Plan pursuant to Section 5(b) hereof, or an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5(a) hereof.

(v)  “Plan” means this Advaxis, Inc. 2011 Employee Stock Purchase Plan.

(w)  “Plan Contributions” means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 6(a) or 6(g)(ii) hereof, plus the after-tax payroll deductions, if any, withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in Section 6 hereof, and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

(x)  “Subsidiary” means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(y)  “Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

(z)  “Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

3.  Eligibility.

(a)  First Offering Date.  Any individual who is an Employee as of the First Offering Date shall be eligible to become a Participant as of the First Offering Date.

(b)  Subsequent Offering Dates.  Any individual who is an Employee as of the Offering Date of a given Offering Period or, if later, the first Trading Day of an Exercise Period within such Offering Period, shall be eligible to become a Participant as of the Offering Date of such Offering Period or, if later, the first Trading Day of the Exercise Period within such Offering Period, coinciding with or next succeeding the day on which that individual becomes an Employee.

4.  Offering Periods.

(a)  In General.  The Plan shall generally be implemented by a series of Offering Periods. The first Offering Period shall commence on the First Offering Date and end on October 31, 2013, and succeeding Offering Periods shall commence on November 1 immediately following the end of the previous Offering Period and end on the October 31 which is 24 months thereafter.

(b)  Automatic Reset of Offering Period.  If the Fair Market Value of a share of Common Stock on any Exercise Date (except the final scheduled Exercise Date of any Offering Period) is lower than the Fair Market Value of a share of Common Stock on the first Trading Day of the Offering Period in progress, then the Offering Period in progress shall end immediately following the close of trading on such Exercise Date. Subsequent Offering Periods shall commence on the February 1, May 1, August 1 or November 1, as applicable, immediately following the end of the previous Offering Period and shall extend for a 24 month period ending on January 31, April 30, July 31 or October 31, as applicable, except to the extent a reset of the subsequent Offering Period would be required prior to the end of the 24 month period ending on January 31, April 30, July 31 or October 31, as applicable, pursuant to this Section 4(b), or to the extent the duration of the subsequent Offering Period is otherwise changed pursuant to Section 4(c), 14 or 16 hereof.

(c)  Changes by Committee.

i.  The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected.

ii.  The Committee may shorten the duration of any Offering Period then in progress by requiring that it end immediately following the close of trading on any Exercise Date within that Offering Period (after the purchase of Common Stock on that Exercise Date), if such change is announced at least five days prior to the Exercise Date on which the Committee proposes that the Offering Period terminate.

iii.  If the Company determines that the accounting treatment of purchases under the Plan will change or has changed in a manner that is detrimental to the Company’s best interests, then the Committee may, in its discretion, take any or all of the following actions: (i) terminate any Offering Period that is then ongoing as of the next Exercise Date (after the purchase of Common Stock on such Exercise Date); (ii) set a new Exercise Date for any ongoing Offering Period and terminate such Offering Period after the purchase of Common Stock on such Exercise Date; (iii) amend the Plan so that each offering under the Plan will reduce the effect of such detrimental accounting treatment; or (iv) terminate any ongoing Offering Period at any time and refund any contributions to the applicable Participants.

5.  Participation.

(a)  Entry Dates.  Employees meeting the eligibility requirements of Section 3(b) hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering.

(b)  Special Rule for First Offering Date.  All Employees who are eligible as of the First Offering Date may elect to participate in the Plan commencing as of the First Offering Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior the deadline prescribed by the Company for initial enrollment.

6.  Plan Contributions.

(a)  Contribution by Payroll Deduction.  Except as otherwise authorized by the Committee, all contributions to the Plan shall be made only by payroll deductions. The Committee may, but need not, permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be treated in the same manner as payroll deductions contributed to the Plan as provided herein.

(b)  Payroll Deduction Election on Enrollment Agreement.  At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% (or such other percentage as determined by the Committee and announced at least five days prior to the first day of the Exercise Period in which such change is to be made effective) of the Participant’s Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant. The amount of payroll deductions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant’s Compensation.

(c)  Commencement of Payroll Deductions.  Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan shall commence with the earliest administratively practicable payroll period that begins on or after the Entry Date with respect to which the Participant files an enrollment agreement in accordance with Section 5.

(d)  Automatic Continuation of Payroll Deductions.  Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, including the last Exercise Date prior to termination in the case of an Offering Period terminated under Section 4(b) or 4(c) hereof, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period the Participant’s “Entry Date” shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for the immediately succeeding Offering Period as was in effect for the Participant immediately prior to the commencement of the succeeding Offering Period.

(e)  Change of Payroll Deduction Election.  A Participant may decrease or increase the rate or amount of his or her payroll deductions during an Offering Period (within the limitations of Section 6(b) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Exercise Period. Except as otherwise determined by the Committee under rules applicable to all Participants, the change in rate or amount shall be effective as of the earliest administratively practicable payroll period that begins on or after the date the Committee receives the new enrollment agreement. Additionally, a Participant may discontinue his or her participation in the Plan as provided in Section 13(a).

7.  Grant of Option.

(a)  Shares of Common Stock Subject to Option.  On a Participant’s Entry Date, subject to the limitations set forth in Section 7(d) and this Section 7(a), the Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 7(b) below) up to a number of shares of Common Stock determined by dividing such Participant’s Plan Contributions accumulated prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares a Participant may purchase during any Exercise Period shall be One Hundred Sixty-six Thousand Six Hundred Sixty-six (166,666) shares.

(b)  Exercise Price.  The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of: (i) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Offering Date, or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date.

(c)  Fair Market Value.  The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any given date (the “Valuation Date”), shall be equal to the ratio of the value traded (the price of a share of Common Stock multiplied by number of shares of Common Stock traded) to total volume traded over the 10-day period ending on the Valuation Date, or, if the Valuation Date is not a Trading Day, then on the last previous Trading Day.

(d)  Limitation on Option that may be Granted.  Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(e)  No Rights as Shareholder.  A Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

8.  Exercise of Options.

(a)  Automatic Exercise.  A Participant’s option for the purchase of shares shall be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited to the Participant’s account under the Plan. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.

(b)  Carryover of Excess Contributions.  Any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall remain in the Participant’s account, and be carried over to the next Exercise Period, unless the Participant withdraws from participation in the Plan or elects to withdraw his or her account balance in accordance with Section 10(c).

9.  Issuance of Shares.

(a)  Delivery of Shares.  As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant’s beneficiary), as appropriate, or to a custodial account held by a custodian appointed by the Company for the benefit of each Participant (or the Participant’s beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of the Participant’s option or, at the Company’s option, through appropriate book entry procedures.

(b)  Registration of Shares.  Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

(c)  Compliance with Applicable Laws.  The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company’s obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

(d)  Withholding.  The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

10.  Participant Accounts.

(a)  Bookkeeping Accounts Maintained.  Individual bookkeeping accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions, options issued, and shares purchased under the Plan. However, all Plan Contributions made for a Participant shall be deposited in the Company’s general corporate accounts, and no interest shall accrue or be credited with respect to a Participant’s Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

(b)  Participant Account Statements.  Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

(c)  Withdrawal of Account Balance Following Exercise Date.  A Participant may elect at any time within the first thirty (30) days following any Exercise Period, or at such other time as the Committee may from time to time prescribe, to receive in cash any amounts carried-over in accordance with Section 8(b). An election under this Section 10(c) shall not be treated as a withdrawal from participation in the Plan under Section 13(a).

11.  Designation of Beneficiary.

(a)  Designation.  A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of the Participant’s death subsequent to an Exercise Date on which the Participant’s option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of the Participant’s death prior to the exercise of the option.

(b)  Change of Designation.  A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.  Transferability.  Neither Plan Contributions credited to a Participant’s account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 11). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 13(a).

13.  Withdrawal; Termination of Employment.

(a)  Withdrawal.  A Participant may withdraw from the Plan at any time by giving written notice to the Company. Payroll deductions, if any have been authorized, shall cease as soon as administratively practicable after receipt of the Participant’s notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account. All Plan Contributions credited to the Participant’s account, if any, and not yet invested in Common Stock, will be paid to the Participant as soon as administratively practicable after receipt of the Participant’s notice of withdrawal. The Participant’s unexercised options to purchase shares pursuant to the Plan automatically will be terminated. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a) and subject to the restriction provided in Section 13(b), below.

(b)  Effect of Withdrawal on Subsequent Participation.  A Former Participant who has withdrawn from the Plan pursuant to Section 13(a) shall not again be eligible to participate in the Plan prior to the beginning of the next Exercise Period that commences at least six (6) months after the date the Former Participant withdrew, and the Former Participant must submit a new enrollment agreement in order to again become a Participant as of that date.

(c)  Termination of Employment.  Upon termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant’s account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant’s beneficiary as determined pursuant to Section 11, and the Participant’s option to purchase shares under the Plan will automatically terminate.

14.  Common Stock Available under the Plan.

(a)  Number of Shares.  Subject to adjustment as provided in Section 14(b) below, the maximum number of shares of the Company’s Common Stock that shall be made available for sale under the Plan shall be Five Million (5,000,000) shares, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2013 and ending in 2022 equal to the lesser of (i) Five Hundred Thousand (500,000) shares, (ii) 1% of all shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) a lesser amount determined by the Board. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

(b)  Adjustments Upon Changes in Capitalization; Corporate Transactions.

i.  If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

ii.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

iii.  In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (each, a “Sale Transaction”), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant’s option has been changed to the New Exercise Date and that such Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 13(a). For purposes of this Section 14(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

iv.  In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 14, and the Committee’s actions hereunder shall be final and binding on all Participants. No fractional shares of Common Stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 14.

15.  Administration.

(a)  Committee.  The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

(b)  Requirements of Exchange Act.  Notwithstanding the provisions of Section 15(a) above, in the event that Rule 16b 3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b 3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b 3. Unless permitted by Rule 16b 3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b 3.

16.  Amendment, Suspension, and Termination of the Plan.

(a)  Amendment of the Plan.  The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

(b)  Suspension of the Plan.  The Board or the Committee may, as of the close of any Exercise Date, suspend the Plan; provided, that the Board or Committee provides notice to the Participants at least five business days prior to the suspension. The Board or Committee may resume the normal operation of the Plan as of any Exercise Date; provided further, that the Board or Committee provides notice to the Participants at least 20 business days prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 13(a)), however no options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant during the suspension period. Participants shall have the right to withdraw carryover funds provided in Section 10(c) throughout any suspension period. The Plan shall resume its normal operation upon termination of a suspension period.

(c)  Termination of the Plan.  The Plan and all rights of Employees hereunder shall terminate on the earliest of:

i.  the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

ii.  such date as is determined by the Board in its discretion; or

iii.  the last Exercise Date immediately preceding the tenth (10th) anniversary of the Plan’s effective date.

In the event that the Plan terminates under circumstances described in Section 16(c)(i) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis, based on the relative value of their cash account balances in the Plan as of the termination date.

17.  Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

18.  Expenses of the Plan.  All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

19.  No Employment Rights.  The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or any Subsidiary to terminate, or otherwise modify, an employee’s employment at any time.

20.  Applicable Law.  The internal laws of the State of New York shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

21.  Additional Restrictions of Rule 16b-3.  The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b 3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b 3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

22.  Effective Date.  Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT:Mark J. Rosenblum

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Thomas A. Moore 02 James P. Patton 03 Roni A. Appel 04 Thomas J. McKearn 05 Richard J. Berman

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 Ratification and approval of the Company's 2011 Omnibus Incentive Plan	☐	☐	☐
3 Ratification and approval of the Company's 2011 Employee Stock Purchase Plan	☐	☐	☐
4 Ratification of accountants. To ratify the selection of McGladrey & Pullen, LLP as the Company's independent registered public accountants for the fiscal year ending October 31, 2011.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000113717_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ADVAXIS, INC.
2011 Annual Meeting of Stockholders
September 27, 2011 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas A. Moore and Mark J. Rosenblum, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2011 Annual Meeting of Stockholders of Advaxis, Inc., to be held at D&R Greenway Landtrust, Johnson Education Center, One Preservation Place, Princeton, NJ 08540, on Tuesday, September 27, 2011 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000113717_2 R1.0.0.11699